Narrative for the Hypothetical Illustration 1

I. The 0% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $200,000 or 222% x $10,691.17
                     = $200,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4     $8,689.36
+ Annual Premium*                     $3,000.00
- Premium Expense Charge**              $150.00
- Monthly Deduction***                  $633.23
- Mortality & Expense Charge****        $100.76
+ Hypothetical Rate of Return*****     ($114.19)
                                       ---------
=                                       $10,691  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee, a $0.01 per 1,000 ($2.00) monthly death benefit guarantee charge and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

           Month                  COI
           -----                  ---
             1                  $43.18
             2                  $43.20
             3                  $43.21
             4                  $43.23
             5                  $43.25
             6                  $43.26
             7                  $43.28
             8                  $43.29
             9                  $43.31
            10                  $43.33
            11                  $43.34
            12                  $43.36

            Total              $519.23

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.02%. The monthly interest amounts earned for year 5 are:

          Month           Interest
          -----           --------
            1              ($9.85)
            2              ($9.79)
            3              ($9.73)
            4              ($9.67)
            5              ($9.61)
            6              ($9.55)
            7              ($9.49)
            8              ($9.42)
            9              ($9.36)
           10              ($9.30)
           11              ($9.24)
           12              ($9.18)

        Total            ($114.19)

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                   $10,691.17
- Year 5 Surrender Charge              $2,084.00
                                       ---------
=                                         $8,607 (rounded to the nearest dollar)


II. The 6% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $200,000 or 222% x $12,907.10
                     = $200,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4     $10,167.98
+ Annual Premium*                      $3,000.00
- Premium Expense Charge**               $150.00
- Monthly Deduction***                   $628.21
- Mortality & Expense Charge****         $114.12
+ Hypothetical Rate of Return*****       $631.45
                                         -------
=                                        $12,907 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee, a $0.01 per 1,000 ($2.00) monthly death benefit guarantee charge and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

            Month             COI
            -----             ---
            1               $42.84
            2               $42.84
            3               $42.84
            4               $42.85
            5               $42.85
            6               $42.85
            7               $42.85
            8               $42.85
            9               $42.86
           10               $42.86
           11               $42.86
           12               $42.86

           Total           $514.21

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.02%. The monthly interest amounts earned for year 5 are:

             Month         Interest
             -----         --------
             1               $52.83
             2               $52.79

             3               $52.75
             4               $52.72
             5               $52.68
             6               $52.64
             7               $52.60
             8               $52.57
             9               $52.53
            10               $52.49
            11               $52.45
            12               $52.41

            Total           $631.45

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                 $12,907.10
- Year 5 Surrender Charge            $2,084.00
                                     ---------
=                                      $10,823  (rounded to the nearest dollar)


III. The 12% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $200,000 or 222% x $15,512.12
                     = $200,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4    $11,837.56
+ Annual Premium*                     $3,000.00
- Premium Expense Charge**              $150.00
- Monthly Deduction***                  $622.44
- Mortality & Expense Charge****        $129.20
+ Hypothetical Rate of Return*****    $1,576.20
                                      ---------
=                                       $15,512  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee, a $0.01 per 1,000 ($2.00) monthly death benefit guarantee charge and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

            Month             COI
            -----             ---
            1               $42.46
            2               $42.44
            3               $42.43
            4               $42.41
            5               $42.39
            6               $42.38
            7               $42.36
            8               $42.35
            9               $42.33
           10               $42.32
           11               $42.30
           12               $42.28

           Total           $508.44

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.02%. The monthly interest amounts earned for year 5 are:

          Month            Interest
          -----            --------
            1               $128.10
            2               $128.67
            3               $129.25
            4               $129.84
            5               $130.43
            6               $131.02
            7               $131.62
            8               $132.22
            9               $132.83
           10               $133.45
           11               $134.07
           12               $134.69

        Total             $1,576.20

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                 $15,512.12
- Year 5 Surrender Charge            $2,084.00
                                     ---------
=                                      $13,428  (rounded to the nearest dollar)

Narrative for the Hypothetical Illustration 2

I. The 0% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $200,000 or 222% x $10,508.43
                     = $200,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4    $8,549.08
+ Annual Premium*                    $3,000.00
- Premium Expense Charge**             $150.00
- Monthly Deduction***                 $678.86
- Mortality & Expense Charge****        $99.27
+ Hypothetical Rate of Return*****    ($112.51)
                                      ---------
=                                      $10,508  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee, a $0.01 per 1,000 ($2.00) monthly death benefit guarantee charge and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

           Month              COI
           -----              ---
             1               $46.97
             2               $46.99
             3               $47.01
             4               $47.03
             5               $47.04

             6               $47.06
             7               $47.08
             8               $47.10
             9               $47.12
            10               $47.14
            11               $47.16
            12               $47.17

         Total              $564.86

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.02%. The monthly interest amounts earned for year 5 are:

          Month            Interest
          -----            --------
            1               ($9.73)
            2               ($9.66)
            3               ($9.60)
            4               ($9.53)
            5               ($9.47)
            6               ($9.41)
            7               ($9.34)
            8               ($9.28)
            9               ($9.22)
           10               ($9.15)
           11               ($9.09)
           12               ($9.03)

        Total             ($112.51)

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                 $10,508.43
- Year 5 Surrender Charge            $2,084.00
                                     ---------
=                                       $8,424  (rounded to the nearest dollar)

II. The 6% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $200,000 or 222% x $12,698.00
                     = $200,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4    $10,011.51
+ Annual Premium*                     $3,000.00
- Premium Expense Charge**              $150.00
- Monthly Deduction***                  $673.47
- Mortality & Expense Charge****        $112.49
+ Hypothetical Rate of Return*****      $622.45
                                        -------
=                                       $12,698  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee, a $0.01 per 1,000 ($2.00) monthly death benefit guarantee charge and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

          Month              COI
          -----              ---
            1               $46.60
            2               $46.61
            3               $46.61
            4               $46.61
            5               $46.62
            6               $46.62
            7               $46.62
            8               $46.63
            9               $46.63
           10               $46.63
           11               $46.64
           12               $46.64

        Total              $559.47

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.02%. The monthly interest amounts earned for year 5 are:

            Month          Interest
            -----          --------
            1                $52.17
            2                $52.12
            3                $52.06
            4                $52.01
            5                $51.95
            6                $51.90
            7                $51.84
            8                $51.79
            9                $51.73
           10                $51.68
           11                $51.62
           12                $51.56

           Total            $622.45

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                 $12,698.00
- Year 5 Surrender Charge            $2,084.00
                                     ---------
=                                      $10,614  (rounded to the nearest dollar)

III. The 12% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $200,000 or 222% x $15,273.17
                     = $200,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4    $11,663.41

+ Annual Premium*                     $3,000.00
- Premium Expense Charge**              $150.00
- Monthly Deduction***                  $667.27
- Mortality & Expense Charge****        $127.41
+ Hypothetical Rate of Return*****    $1,554.45
                                      ---------
=                                       $15,273  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee, a $0.01 per 1,000 ($2.00) monthly death benefit guarantee charge and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

          Month              COI
          -----              ---
            1               $46.19
            2               $46.18
            3               $46.16
            4               $46.15
            5               $46.13
            6               $46.11
            7               $46.10
            8               $46.08
            9               $46.07
           10               $46.05
           11               $46.03
           12               $46.02

           Total           $553.27

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.02%. The monthly interest amounts earned for year 5 are:

           Month           Interest
           -----           --------
             1              $126.54
             2              $127.07
             3              $127.61

             4              $128.14
             5              $128.69
             6              $129.23
             7              $129.79
             8              $130.34
             9              $130.90
            10              $131.47
            11              $132.04
            12              $132.61

            Total         $1,554.45

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                 $15,273.17
- Year 5 Surrender Charge            $2,084.00
                                     ---------
=                                      $13,189  (rounded to the nearest dollar)